Graphic Packaging Holding Company Reports Third Quarter 2025 Financial Results

Third Quarter Highlights

•Packaging volumes down 2% year-over-year
•Inventories declined sequentially
•Innovation sales growth continues to open new markets for paperboard packaging
•$39 million share repurchase; year-to-date net share reduction of 2.3%

ATLANTA, November 4, 2025 - Graphic Packaging Holding Company (NYSE: GPK) ("Graphic Packaging" or the "Company"), a global leader in sustainable consumer packaging, today reported third quarter 2025 results.

Net Income in third quarter 2025 was $142 million, or $0.48 per diluted share, versus $165 million, or $0.55 per diluted share in third quarter 2024. Third quarter 2025 and 2024 Net Income were impacted by a net charge from special items and amortization of purchased intangibles of $30 million and $29 million, respectively. Excluding special items and amortization of purchased intangibles, Adjusted Net Income for the third quarter of 2025 was $172 million, or $0.58 per diluted share, and $194 million, or $0.64 per diluted share in third quarter 2024.

Michael Doss, the Company's President and CEO said, "Against a backdrop of sluggish consumer volumes, we executed well in the quarter, reduced inventory, and saw our innovation engine open new markets for paperboard packaging. As food affordability challenges ease, the full power of our business model and its cash generating potential will become even more apparent.

I am pleased to announce that our Waco, Texas recycled paperboard manufacturing facility produced its first commercially saleable rolls in October, well ahead of plan. I congratulate our team and our contractors for their exceptional work. I also want to thank the Waco community, Governor Abbott, and the state of Texas for their steadfast support. We expect to reach full production in 12 to 18 months. Waco will be the world's most efficient producer of recycled paperboard, with the highest quality available anywhere outside of our own Kalamazoo, Michigan facility. This marks the completion of our Vision 2025 transformation, and we now turn our full attention to our Vision 2030 priorities: innovation, execution, reaching investment grade, and returning cash to stockholders."

Operating Results

Net Sales

Third quarter 2025 Net Sales decreased 1% to $2,190 million, versus $2,216 million in the same quarter last year. The $26 million decline was driven by lower volumes and prices in the Americas, partially offset by modestly positive volumes in International, and a $24 million favorable foreign exchange impact.

EBITDA

Third quarter 2025 EBITDA decreased 13% to $361 million. Excluding the impact of business combinations and other special items, Adjusted EBITDA was $383 million versus $433 million in the same quarter last year. The decline in Adjusted EBITDA was driven by the impact of lower price and volume, as well as input and other cost inflation, partially offset by Net Performance. Foreign exchange was flat in the quarter. Third quarter Adjusted EBITDA Margin was 17.5% in 2025, and 19.5% in 2024.

Other Results

Total Debt (Long-Term, Short-Term and Current Portion) was $5,941 million in third quarter 2025 compared to $5,209 million in fourth quarter 2024. Net Debt (Total Debt less Cash and Cash Equivalents) was $5,821 million in third quarter 2025 compared to $5,052 million in fourth quarter 2024. The Company's third quarter 2025 Net Leverage Ratio was 3.9x compared to 3.0x in fourth quarter 2024.

Capital expenditures in third quarter 2025 were $267 million, versus $313 million in the same quarter last year.

The Company returned approximately $248 million to stockholders during the first nine months of 2025 through regular dividends and share repurchase activity. During the third quarter, the Company repurchased approximately 1.8 million shares of its common stock for $39 million. Year to date, the company has repurchased approximately 6.8 million shares of common stock for $150 million, and has reduced net shares outstanding by approximately 2.3%. Regular dividends declared were $33 million for the first and second quarter and $32 million for the third quarter.

2025 Annual Guidance and Commentary

The Company currently expects full-year 2025 Net Sales, Adjusted EBITDA, and Adjusted EPS, including foreign exchange impact, of $8.4 billion to $8.6 billion, $1.40 billion to $1.45 billion, and $1.80 to $2.00, respectively. Revisions from prior guidance reflect year-to-date performance, further action to match production to orders (~$15 million), and a wider than normal range of potential fourth quarter outcomes. Volume and market uncertainty remain unusually high given a stretched consumer and weakened consumer confidence.

Innovation Sales Growth, Net Performance, and Non-GAAP Reconciliations

We define Innovation Sales Growth as incremental sales of a product that delivers a significant change in materials used, package functionality or design to a new or existing customer. We define Net Performance as the impact of cost and productivity initiatives, production efficiencies and/or disruptions and other operating impacts. A tabular reconciliation of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted EPS, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, Net Debt and Net Leverage is attached to this release.

Earnings Call

The Company will host a conference call at 10:00 a.m. ET today (November 4, 2025) to discuss the results of third quarter 2025. The conference call will be webcast and can be accessed from the Investors website at https://investors.graphicpkg.com. Participants may also listen via telephone by using the following dial-in numbers:

Toll-Free: 888-506-0062
International: 973-528-0011
Participant Access Code: 868932
Investors: Investor.Relations@graphicpkg.com
Media: Comms@graphicpkg.com

Forward Looking Statements

Any statements of the Company's expectations in this press release, including but not limited to 2025 Net Sales, Adjusted EBITDA and Adjusted Earnings per Diluted Share guidance, constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available information and are subject to various risks and uncertainties that could cause actual results to differ materially from the Company's present expectations. These risks and uncertainties include, but are not limited to, inflation of and volatility in raw material and energy costs, continuing pressure for lower cost products, the Company's ability to implement its business strategies, including productivity initiatives, cost reduction plans, as well as the Company's debt level, currency movements and other risks of conducting business internationally and the impact of regulatory and litigation matters, including the continued availability of the Company's U.S. federal income tax attributes to offset U.S. federal income taxes and the timing related to the Company's future U.S. federal income tax payments. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as required by law. Additional information regarding these and other risks is contained in the Company's periodic filings with the SEC.

About Graphic Packaging Holding Company

Graphic Packaging Holding Company (NYSE: GPK), headquartered in Atlanta, Georgia, designs and produces consumer packaging made primarily from renewable or recycled materials. An industry leader in innovation, the Company is committed to reducing the environmental footprint of consumer packaging. Graphic Packaging operates a global network of design and manufacturing facilities serving the world's most widely recognized brands in food, beverage, foodservice, household, and other consumer products. Learn more at www.graphicpkg.com.

GRAPHIC PACKAGING HOLDING COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
In millions, except per share amounts	2025	2024	2025	2024
Net Sales	$2,190	$2,216	$6,514	$6,712
Cost of Sales	1,756	1,714	5,215	5,203
Selling, General and Administrative	163	191	563	603
Other Expense, Net	15	17	41	49
Business Combinations, Exit Activities and Other Special Items, Net	22	16	47	(23)
Income from Operations	234	278	648	880
Nonoperating Pension and Postretirement Benefit Expense	—	(1)	(1)	(2)
Interest Expense, Net	(53)	(58)	(157)	(177)
Income before Income Taxes and Equity Income of Unconsolidated Entity	181	219	490	701
Income Tax Expense	(40)	(55)	(118)	(182)
Income before Equity Income of Unconsolidated Entity	141	164	372	519
Equity Income of Unconsolidated Entity	1	1	1	1
Net Income	$142	$165	$373	$520

Net Income Per Share – Basic	$0.48	$0.55	$1.24	$1.71
Net Income Per Share – Diluted	$0.48	$0.55	$1.24	$1.70

Weighted Average Number of Shares Outstanding – Basic	297.1	301.3	300.2	304.9
Weighted Average Number of Shares Outstanding – Diluted	297.6	302.6	300.8	306.1

GRAPHIC PACKAGING HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

In millions, except share and per share amounts	September 30, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and Cash Equivalents	$120	$157
Receivables, Net	908	759
Inventories, Net	1,785	1,754
Assets Held for Sale	15	15
Other Current Assets	186	99
Total Current Assets	3,014	2,784
Property, Plant and Equipment, Net	5,663	5,258
Goodwill	2,063	1,993
Intangible Assets, Net	683	667
Other Assets	455	442
Total Assets	$11,878	$11,144

LIABILITIES
Current Liabilities:
Short-Term Debt and Current Portion of Long-Term Debt	$446	$39
Accounts Payable	857	1,116
Other Accrued Liabilities	648	748
Total Current Liabilities	1,951	1,903
Long-Term Debt	5,472	5,145
Deferred Income Tax Liabilities	698	613
Other Noncurrent Liabilities	471	470

SHAREHOLDERS' EQUITY
Preferred Stock, par value $0.01 per share; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common Stock, par value $0.01 per share; 1,000,000,000 shares authorized; 295,112,894 and 300,163,372 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	3	3
Capital in Excess of Par Value	1,979	2,054
Retained Earnings	1,575	1,410
Accumulated Other Comprehensive Loss	(272)	(455)
Total Graphic Packaging Holding Company Shareholders' Equity	3,285	3,012
Noncontrolling Interest	1	1
Total Equity	3,286	3,013
Total Liabilities and Shareholders' Equity	$11,878	$11,144

GRAPHIC PACKAGING HOLDING COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
In millions	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$373	$520
Adjustments to Reconcile Net Income to Net Cash Provided by (Used in) Operating Activities:
Depreciation and Amortization	387	420
Amortization of Deferred Debt Issuance Costs	4	5
Deferred Income Taxes	91	(108)
Amount of Postretirement Expense Less Than Funding	(5)	(4)
Gain on Disposal of Business	—	(75)
Share-Based Compensation Expense, Net	—	50
Other, Net	(10)	(13)
Changes in Operating Assets and Liabilities	(520)	(444)
Net Cash Provided by Operating Activities	320	351

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital Spending	(808)	(893)
Acquisition of Businesses and Assets	(29)	—
Proceeds from the Sale of Business and Properties	15	711
Beneficial Interest on Sold Receivables	170	157
Beneficial Interest Obtained in Exchange for Proceeds	(79)	(74)
Other, Net	(5)	(3)
Net Cash Used in Investing Activities	(736)	(102)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of Common Stock	(150)	(200)
Retirement of Long-Term Debt	—	(700)
Payments on Debt	(9)	(19)
Proceeds from Issuance of Debt	99	756
Borrowings under Revolving Credit Facilities	2,824	3,822
Payments on Revolving Credit Facilities	(2,261)	(3,815)
Repurchase of Common Stock related to Share-Based Payments	(34)	(24)
Debt Issuance Costs	(1)	(15)
Dividends Paid	(96)	(91)
Other, Net	(6)	6
Net Cash Provided by (Used in) Financing Activities	366	(280)
Decrease in Cash and Cash Equivalents	(50)	(31)
Effect of Exchange Rate Changes on Cash	13	(5)
Net Decrease in Cash and Cash Equivalents	(37)	(36)
Cash and Cash Equivalents at Beginning of Period	157	162
Cash and Cash Equivalents at End of Period	$120	$126

GRAPHIC PACKAGING HOLDING COMPANY
Reconciliation of Non-GAAP Financial Measures

The tables below set forth the calculation of the Company's earnings before interest expense, income tax expense, depreciation and amortization, including pension amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, Net Leverage Ratio, and Total Net Debt. Adjusted EBITDA and Adjusted Net Income exclude gains or charges associated with: the Company's business combinations, facility shutdowns, and other special items. The Company's management believes that the presentation of EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio provides useful information to investors because these measures are regularly used by management in assessing the Company's performance. EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio are financial measures not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), and are not measures of net income, operating income, operating performance, or liquidity presented in accordance with GAAP.

EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, our EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio may not be comparable to Adjusted EBITDA or similarly titled measures utilized by other companies since such other companies may not calculate such measures in the same manner as we do.

	Three Months Ended September 30,		Nine Months Ended September 30,
In millions, except per share amounts	2025	2024	2025	2024
Net Income	$142	$165	$373	$520
Add (Subtract):
Income Tax Expense	40	55	118	182
Equity Income of Unconsolidated Entity	(1)	(1)	(1)	(1)
Interest Expense, Net	53	58	157	177
Depreciation and Amortization	127	140	390	423
EBITDA	361	417	1,037	1,301
Charges (Gains) Associated with Business Combinations, Exit Activities and Other Special Items, Net	22	16	47	(23)
Adjusted EBITDA	$383	$433	$1,084	$1,278

Adjusted EBITDA Margin (Adjusted EBITDA/Net Sales)	17.5%	19.5%	16.6%	19.0%

Net Income	$142	$165	$373	$520
Charges (Gains) Associated with Business Combinations, Exit Activities and Other Special Items, Net	22	16	47	(23)
Accelerated Depreciation Related to Exit Activities	1	2	9	17
Amortization Related to Purchased Intangible Assets	16	21	50	61
Tax Impact of Adjustments	(9)	(10)	(25)	5
Adjusted Net Income	$172	$194	$454	$580

Adjusted Earnings Per Share – Basic	$0.58	$0.64	$1.51	$1.90
Adjusted Earnings Per Share – Diluted	$0.58	$0.64	$1.51	$1.89

GRAPHIC PACKAGING HOLDING COMPANY
Reconciliation of Non-GAAP Financial Measures
(Continued)

	Twelve Months Ended
In millions	September 30, 2025	September 30, 2024	December 31, 2024
Net Income	$511	$716	$658
Add (Subtract):
Income Tax Expense	165	217	229
Equity Income of Unconsolidated Entity	(1)	(2)	(1)
Interest Expense, Net	210	236	230
Depreciation and Amortization	528	578	561
EBITDA	$1,413	$1,745	$1,677
Charges (Gains) Associated with Business Combinations, Exit Activities and Other Special Items, Net	75	(10)	5
Adjusted EBITDA	$1,488	$1,735	$1,682

Calculation of Net Debt:	September 30, 2025	September 30, 2024	December 31, 2024
Short-Term Debt and Current Portion of Long-Term Debt	$446	$31	$39
Long-Term Debt (a)	5,495	5,399	5,170
Less:
Cash and Cash Equivalents	(120)	(126)	(157)
Net Debt	$5,821	$5,304	$5,052

Net Leverage Ratio (Net Debt/Adjusted EBITDA)	3.9	3.1	3.0
(a) Excludes unamortized deferred debt issue costs.

	Nine Months Ended September 30,
In millions	2025	2024
Net Cash Provided by Operating Activities	$320	$351
Net Cash Receipts from Receivables Sold included in Investing Activities	91	83
Cash Payments Associated with Business Combinations, Exit Activities and Other Special Items, Net	65	171
Adjusted Net Cash Provided by Operating Activities	$476	$605
Capital Spending	(808)	(893)
Adjusted Cash Flow	$(332)	$(288)